UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1250 Wood Branch Park Dr., Suite 400
Houston, Texas 77079
 (Address of principal executive offices)

 (855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Warrant Repurchase Agreements

On August 31, 2018, PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) entered into Warrant Repurchase Agreements with certain former holders of the Company’s Tranche B Secured Promissory Notes (which notes were repaid by the Company pursuant to a Debt Repayment Agreement dated June 25, 2018), namely Senior Health Insurance Company of Pennsylvania, Principal Growth Strategies, LLC, and RJ Credit LLC (collectively, the “Warrant Holders”). Pursuant to the Warrant Repurchase Agreements, the Company repurchased warrants to purchase an aggregate of 1,105,935 shares of the Company’s common stock (the “Warrants”, and the shares of common stock issuable upon exercise of such Warrants, the “Warrant Shares”) held by the Warrant Holders, which warrants had a term of three years (through August 25, 2021) and an exercise price equal to $0.322 per share. The Warrant were repurchased for an aggregate of $1,094,875.65 or $0.99 per Warrant Share, which amount the Company plans to pay to the Warrant Holders prior to September 17, 2018. Effective on the date of payment of the warrant purchase amounts, the Warrants and the agreements evidencing such Warrants will be deemed to have been repurchased by the Company and cancelled. The Warrant Repurchase Agreements also included a release by which the Warrant Holders released the Company from any liability or claims associated with the Warrants and certain of the Warrant Repurchase Agreements included a release by which we released the applicable Warrant Holders party thereto. The terms of the Warrant Repurchase Agreements were individually negotiated with each associated group of Warrant Holders.

The foregoing description of the Warrant Repurchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Warrant Repurchase Agreements, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Hunter Oil Purchase and Sale Agreement and Stock Purchase Agreement

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2018 (the “Form 8-K”), on August 1, 2018, PEDCO (defined below) entered into a Purchase and Sale Agreement with Milnesand Minerals Inc., a Delaware corporation, Chaveroo Minerals Inc., a Delaware corporation, Ridgeway Arizona Oil Corp., an Arizona corporation (“RAOC”), and EOR Operating Company, a Texas corporation (“EOR”)(collectively “Seller”)(the “Purchase Agreement”). Pursuant to the Purchase Agreement, we (through our wholly-owned subsidiary Pacific Energy Development Corp. (“PEDCO”)) agreed to acquire certain oil and gas assets described in greater detail below (the “Assets”) from the Seller in consideration for $18,500,000 (of which $500,000 is to be held back to provide for potential indemnification of PEDCO under the Purchase Agreement and Stock Purchase Agreement (described below), with one-half ($250,000) to be released to Seller 90 days after closing and the balance ($250,000) to be released 180 days after closing (provided that if a court of competent jurisdiction determines that any part of the amount withheld by PEDCO subsequent to 180 days after closing was in fact due to the Seller, PEDCO is required to pay Seller 200%, instead of 100%, of the amount so retained)).

On August 31, 2018, we closed the transactions contemplated by the Purchase Agreement and acquired the Assets for an aggregate of $18,500,000. The effective date of the acquisition was September 1, 2018.

The Purchase Agreement contains customary representations and warranties of the parties, and indemnification requirements (subject to a $25,000 aggregate minimum threshold and a $1,000,000 cap as to each of us and Seller).  The Purchase Agreement allows PEDCO to audit the revenues and expenses of the Seller attributable to the Assets for the period of three years prior to the closing, among other things, and requires the Seller to provide assistance to PEDCO in connection with such audit for the first 180 days following closing (with such Seller’s reasonable costs associated with such audit being reimbursed by PEDCO at the rate of 150% of such costs).

The Assets represent approximately 23,000 net leasehold acres, current operated production, and all of Seller’s leases and related rights, oil and gas and other wells, equipment, easements, contract rights, and production (effective as of the effective date) as described in the Purchase Agreement. The Assets are located in the San Andres play in the Permian Basin situated in west Texas and eastern New Mexico, with all acreage and production 100% operated and substantially all acreage held by production.

Also on August 31, 2018, PEDCO closed the transactions contemplated by the August 1, 2018 Stock Purchase Agreement with Hunter Oil Production Corp. (“Hunter Oil”), as described in greater detail in the Form 8-K. Pursuant to the Stock Purchase Agreement, PEDCO acquired all of the stock of RAOC and EOR (the “Acquired Companies”) for a net of $500,000 (an aggregate purchase price of $2,815,636, less $2,315,636 in restricted cash which the Acquired Companies are required to maintain as of the closing date). The Stock Purchase Agreement contains customary representations and warranties of the parties, post-closing adjustments, and indemnification requirements requiring Hunter Oil to indemnify us for certain items (subject to the $25,000 aggregate minimum threshold and $1,000,000 cap provided for in the Purchase Agreement) and us to indemnify Hunter Oil for certain items (which requirement does not include a threshold or cap).

* * * * * * * * *

The foregoing description of the Purchase Agreement and Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and Stock Purchase Agreement, copies of which are incorporated by reference herein as Exhibits 2.1 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 1.01 above regarding the Warrant Repurchase Agreements and the amounts due in connection therewith are incorporated by reference in this Item 2.03 in their entirety.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on September 4, 2018 regarding the matter discussed in Item 2.01 above . A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.

As disclosed in greater detail in the August 1, 2018 Form 8-K, on August 1, 2018, we raised $23,600,000 through the sale of $23,600,000 in Convertible Promissory Notes (the “Convertible Notes”). A total of $22,000,000 in Convertible Notes was purchased by SK Energy LLC (“SK Energy”), a company wholly-owned by our Chief Executive Officer and director, Dr. Simon Kukes; $200,000 in Convertible Notes was purchased by an executive officer of SK Energy; $500,000 in Convertible Notes was purchased by a trust affiliated with John J. Scelfo, a director of the Company; and $500,000 in Convertible Notes was purchased by an entity affiliated with Ivar Siem, our director, and J. Douglas Schick, our President; and $400,000 in Convertible Notes were purchased by unaffiliated parties.

The Convertible Notes and all accrued interest thereon are convertible into shares of our common stock, from time to time following August 29, 2018, at the option of the holders thereof, at a conversion price equal to the greater of (x) $0.10 above the greater of the book value of the Company’s common stock and the closing sales price of the Company’s common stock on the date the Convertible Notes were entered into (the “Book/Market Price”) (which was $2.03 per share); (y) $1.63 per share; and (z) the “VWAP Price”, defined as the volume weighted average price (calculated by aggregate trading value on each trading day) of the Company’s common stock for the 20 trading days subsequent to, but not including, the date that the Form 8-K was filed (i.e., through August 29, 2018). The VWAP Price was lower than $2.13 per share, and as such, the fixed conversion price of the Convertible Notes, which became convertible, pursuant to their terms, on August 30, 2018, is $2.13 per share.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file the historical financial statements of the Assets and/or the Acquired Companies, to the extent required under applicable rules and regulations, for the periods specified in Rule 8-04(b) of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The Company intends to furnish pro forma financial information relating to the Assets and/or the Acquired Companies, to the extent required under applicable rules and regulations, required pursuant to Article 11 of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1#
Purchase and Sale Agreement dated August 1, 2018, by and between Milnesand Minerals Inc., Chaveroo Minerals Inc., Ridgeway Arizona Oil Corp., and EOR Operating Company, as sellers and Pacific Energy Development Corp., as purchaser (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by PEDEVCO Corp. with the Securities and Exchange Commission on August 1, 2018)(File No. 001-35922)

10.1*	Warrant Repurchase Agreement between PEDEVCO Corp., Principal Growth Strategies, LLC, and RJ Credit LLC dated August 31, 2018
10.2*	Warrant Repurchase Agreement between PEDEVCO Corp. and Senior Health Insurance Company of Pennsylvania dated August 31, 2018
10.3#
Stock Purchase Agreement dated August 1, 2018, by and between Pacific Energy Development Corp. and Hunter Oil Production Corp. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by PEDEVCO Corp. with the Securities and Exchange Commission on August 1, 2018)(File No. 001-35922)

99.1**	Press Release dated September 4, 2018

*
Filed herewith.
**
Furnished herewith.
#
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that PEDEVCO Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: September 4, 2018	By:	/s/ Simon G. Kukes
Simon G. Kukes
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1#
Purchase and Sale Agreement dated August 1, 2018, by and between Milnesand Minerals Inc., Chaveroo Minerals Inc., Ridgeway Arizona Oil Corp., and EOR Operating Company, as sellers and Pacific Energy Development Corp., as purchaser (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by PEDEVCO Corp. with the Securities and Exchange Commission on August 1, 2018)(File No. 001-35922)

10.1*	Warrant Repurchase Agreement between PEDEVCO Corp., Principal Growth Strategies, LLC, and RJ Credit LLC dated August 31, 2018
10.2*	Warrant Repurchase Agreement between PEDEVCO Corp. and Senior Health Insurance Company of Pennsylvania dated August 31, 2018
10.3#
Stock Purchase Agreement dated August 1, 2018, by and between Pacific Energy Development Corp. and Hunter Oil Production Corp. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by PEDEVCO Corp. with the Securities and Exchange Commission on August 1, 2018)(File No. 001-35922)

99.1**	Press Release dated September 4, 2018

*
Filed herewith.
**
Furnished herewith.
#
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that PEDEVCO Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.